SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2005
DOCUCORP INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-23829	75-2690838
(State of incorporation)	(Commission File Number)	(IRS employment identification no.)
5400 LBJ Freeway, Suite 300
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 214-891-6500
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02 Results of Operations and Financial Condition
     On November 21, 2005, the Company issued a press release regarding its results of operations for the three months ended October 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     Exhibit 99.1- Press release, dated November 21, 2005.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.

Date: November 21, 2005	By:	/s/ Michael D. Andereck

Michael D. Andereck, President and Chief Executive Officer

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